STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2005

Dear Fellow Shareholders:

The economy has settled into a moderate growth pattern in the 3% - 4% range. This is a very desirable rate of growth for Gross Domestic Product (GDP). This rate of expansion allows employment and corporate profits to increase while holding down the potential for higher inflation and interest rates. In other words, sustainability of expansion is key with the overall goal of continued growth with low inflation.

During the past year, the industrial side of the economy has perked up and joined the consumer side of the economy, which had been dominant over the past several years, to improve the balance of economic growth. Monthly economic indicators for Industrial Production, Durable Goods New Orders, and the ISM survey of manufacturing have reflected solid expansion. It is important that this strong showing continue.

Meanwhile on the consumer side of the economy, consumer spending should be due for a pause as a result of its strong showing. New job creation has been somewhat sub-par but so far adequate. Consumer incomes and spending have been consistently strong. Strong spending in the housing sector has been very good for the economy, but does represent a risk going forward. Housing may be approaching over supply at a time when prices have far outpaced income growth.

The Federal Reserve is well on its way from transitioning from an easy monetary policy to one of neutrality in recognition of a stronger more sustainable economy. The Fed has been raising rates "at a measured pace", which has translated into an increase of 25 basis points at each of the meetings of the FOMC for well over a year. To the surprise of many economists and bond market experts, long rates have not risen as they generally do when the Fed raises short term rates. One of those surprised is none other than Alan Greenspan, who termed this unusual occurrence as a conundrum, when he testified before Congress this past February.

The degree to which the yield curve flattened was quite dramatic. The 2 year treasury note increased in yield by 95 basis points. The 5 year treasury note actually declined in yield by 7 basis points, along with the 10 year treasury note which saw its yield drop by 67 basis points. To put this in perspective, at the beginning of the fiscal year, the yield differential between 2 year and 10 year treasury notes stood at 190 basis points, or 1.9% At the end of the year, the 2 year note yielded 3.63%, only 28 basis points less than the yield on the 10 year treasury note which stood at 3.91%.

The Stratus Government Portfolio achieved a total return for the year of 2.91% (institutional)/ 2.94% (retail). The performance was slightly better than the benchmark which had a return of 2.75%. The excess return can be attributed to the fund's holdings in U.S. government agency mortgage-backed securities. The performance of the portfolio was also enhanced by allocations to U.S. government agency bonds instead of straight U.S. Treasury bonds.

Regarding the stock market over the past year, returns have been positive with most of the appreciation occurring in the fourth calendar quarter of 2004. The favorable economy has created significant growth in corporate profits, which has translated in good earnings reports for the individual companies, whose stocks we hold in the Stratus Growth Portfolio. The portfolio now holds approximately 75 stocks presenting stockholders with a well-diversified equity fund.

I am pleased to report that the Stratus Growth Portfolio provided a total return of 7.84% (institutional)/ 7.95% (retail) over the past fiscal year ended June 30, 2005. This performance was also very favorable on a relative basis as we finished ahead of our primary benchmark. For the same time period, the S & P 500 Index appreciated 6.32% on a total return basis.

We remain optimistic that positive returns can be achieved for the current fiscal year ending June 30, 2006. Corporate profits continue to expand. Long term interest rates remain low on a historical basis. Therefore we believe available liquidity is more apt to be directed to stocks rather than bonds in terms of asset allocation. Finally, valuation for stocks appears reasonable with a price / earnings rate of 15 times based on calendar 2006 earnings for the S & P 500 Index. Not all is rosy of course with a number of risks in evidence that are causing the stock market to climb the proverbial "wall of worry." World political events have not been favorable with the war in Iraq and terrorism surfacing from time to time keeping stock investors on edge. High gasoline prices and an over heated housing market also represent risks going forward. However, these worries need not bring an end to the current bull market for stocks and may be resolved favorably as we progress through the current fiscal year.

The strategy employed by the Stratus Growth Portfolio is to invest primarily in growth stocks selling at reasonable prices. The Growth Portfolio emphasizes large capitalization stocks. Quarter-to-quarter earnings for stocks held in the Growth Portfolio are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

(Graphics Omitted but performance information provided by year)

GROWTH INSTITUTIONAL

                           Fund       S&P 500
                           ----      --------
             10/8/1993    250,000     250,000
             2/28/1996    353,575     367,600
             4/28/1997    431,475     448,850
             6/28/1998    592,150     659,425
             8/28/1999    684,950     817,075
            10/28/2000    800,875     895,900
            12/28/2001    654,100     721,425
             2/28/2003    479,775     543,800
             4/30/2004    638,800     730,250
             6/30/2005    716,450     802,375


                GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT



   AVERAGE ANNUAL RETURN                    END OF PERIOD (6/30/2005) VALUES
   ---------------------                    --------------------------------
   1 Year             7.84%                 Growth Institutional $716,459.79
   5 Years           -0.87%                 S&P 500              $802,365.21
   Life of Fund       9.39%




GROWTH RETAIL
                           Fund      S& P 500
                           ----      --------
              1/7/1998      9,550       9,550
             6/30/1999     12,959      13,817
             3/30/2000     14,022      13,869
            12/30/2000     12,772      13,463
             9/30/2001     10,703      10,771
             6/30/2002     10,499      10,354
             3/30/2003      8,784       8,909
            12/30/2003     11,392      11,356
             9/30/2004     12,189      12,132
             6/30/2005     13,177      13,145



                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,550 INVESTMENT (NET OF SALES LOAD)






 AVERAGE ANNUAL RETURN                       END OF PERIOD (6/30/2005) VALUES
 ---------------------                       --------------------------------
 1 Year             7.95%                    Growth Retail $13,177.03
 5 Years           -1.05%                    S&P 500       $13,144.83
 Life of Fund       4.40%

Results for the Retail Shares reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2005. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2005.

GOVERNMENT SECURITIES INSTITUTIONAL

                                   Merrill Lynch U.S.
                                  Treasury Inter-Term
                          Fund        Bond Index
                          ----        ----------
             10/8/1993    250,000     250,000
             2/28/1996    273,875     282,150
             4/28/1997    283,950     290,650
             6/28/1998    310,125     321,725
             8/28/1999    326,025     332,225
            10/28/2000    345,075     354,175
            12/28/2001    377,650     399,200
             2/28/2003    406,175     436,550
             4/30/2004    409,625     441,700
             6/30/2005    420,900     457,900


                 GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO
              AND MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT




AVERAGE ANNUAL RETURN        END OF PERIOD (6/30/2005) VALUES
---------------------        ------------------------------------------------
1 Year            2.91%      Government Securities Institutional  $420,897.13
5 Years           4.58%      Merrill Lynch U.S. Treasury
Life of Fund      4.54%        Inter-Term Bond                    $457,898.08



GOVERNMENT SECURITIES RETAIL
                                   Merrill Lynch U.S.
                                   Treasury Inter-Term
                            Fund      Bond Index
                            ----      ----------
             1/13/1998      9,700       9,700
             6/30/1999     10,244      10,275
             3/30/2000     10,438      10,434
            12/30/2000     11,126      11,381
             9/30/2001     11,904      12,313
             6/30/2002     12,229      12,700
             3/30/2003     12,665      13,517
            12/30/2003     12,789      13,594
             9/30/2004     12,960      13,957
             6/30/2005     13,129      14,178



                     GOVERNMENT SECURITIES RETAIL PORTFOLIO
              AND MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX COMPARISON OF CHANGE IN VALUE OF $9,700 INVESTMENT (NET OF SALES LOAD)


  AVERAGE ANNUAL RETURN          END OF PERIOD (6/30/2005) VALUES
  ---------------------          --------------------------------------------
  1 Year            2.94%        Government Securities Retail    $13,128.82
  5 Years           4.35%        Merrill Lynch U.S.Treasury      $14,177.56
  Life of Fund      4.14%              Inter-Term Bond

Results for the Retail Shares reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2005. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2005.
                                        4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Stratus Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the "Fund"), including the Growth and Government Securities Portfolios, as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
August 19, 2005

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2005

                                GROWTH PORTFOLIO

                                                       PERCENT OF
    SHARES              COMMON STOCK - 98.31%          NET ASSETS    FAIR VALUE
    ------              ---------------------          ----------    ----------

               APPAREL & ACCESSORIES                      1.85%
               ---------------------
    34,000     Coach, Inc.*                                          $1,141,380

               AUTO/TRUCK/PARTS                           0.57%
               ----------------
    12,000     CLARCOR, Inc.                                            351,000

               BIOTECHNOLOGY                              0.49%
               -------------
     5,000     Amgen, Inc.*                                             302,300

               BROADCASTING/MEDIA                         0.92%
               ------------------
    19,000     Comcast Corp. *                                          569,050

               BUSINESS EQUIPMENT                         0.44%
               ------------------
     6,000     Diebold, Inc.                                            270,660

               CHEMICALS                                  2.88%
               ---------
    18,000     Dow Chemical Company                                     801,540
    21,000     Praxair, Inc.                                            978,600
                                                                      ---------
                                                                      1,780,140

               COMMUNICATIONS EQUIPMENT                   1.30%
               ------------------------
     9,000     Cisco Systems, Inc.*                                     171,990
    12,000     Juniper Networks*                                        302,160
    10,000     Qualcomm, Inc.                                           330,100
                                                                      ---------
                                                                        804,250

               COMPUTER PRODUCTS                          2.66%
               -----------------
    26,000     Dell Computers *                                       1,027,260
    45,000     EMC Corp.*                                               616,950
                                                                      ---------
                                                                      1,644,210

               COMPUTER SOFTWARE                          1.02%
               -----------------
     4,000     Intuit, Inc. *                                           180,440
    18,000     Microsoft Corp.                                          447,120
                                                                        -------
                                                                        627,560

               COSMETICS/PERSONAL CARE                    2.50%
               -----------------------
    18,000     Avon Products, Inc.                                      681,300
    17,000     Gillette Co.                                             860,710
                                                                      ---------
                                                                      1,542,010

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2005

                                GROWTH PORTFOLIO

                                                       PERCENT OF
    SHARES              COMMON STOCK - 98.31%          NET ASSETS    FAIR VALUE
    ------              ---------------------          ----------    ----------

               DIVERSIFIED OPERATIONS                     2.16%
               ----------------------
        16     Berkshire Hathaway, Inc.*                             $1,336,000

               ENTERTAINMENT/LEISURE                      1.50%
               ---------------------
    17,000     Carnival Corp.                                           927,350

               FINANCIAL SERVICES                         9.80%
               ------------------
    40,000     Citigroup, Inc.                                        1,849,200
    20,000     Marsh & McLennan Companies, Inc.                         554,000
    30,000     MBNA Corp.                                               784,800
    16,000     Merrill Lynch & Co., Inc.                                880,160
    19,000     SLM Corp.                                                965,200
    35,000     US Bank                                                1,022,000
                                                                      ---------
                                                                      6,055,360

               FOOD/BEVERAGE/TOBACCO                      3.38%
               ---------------------
    24,000     Pepsico, Inc.                                          1,294,320
    22,000     Sysco Corporation                                        796,180
                                                                      ---------
                                                                      2,090,500

               GAS UTILITIES                              2.45%
               -------------
    23,000     Questar Corp.                                          1,515,700

               INSURANCE                                  4.01%
               ---------
     5,000     American International Group, Inc.                       290,500
    42,000     UnitedHealth Group, Inc.                               2,189,880
                                                                      ---------
                                                                      2,480,380

               IRON/STEEL PRODUCERS                       0.74%
               --------------------
    10,000     Nucor Corp.                                              456,200

               MACHINE/TOOLS                              0.77%
               -------------
     5,000     Caterpillar, Inc.                                        476,550

               MANUFACTURING                              5.60%
               -------------
     4,000     3M Company                                               289,200
    10,000     Danaher Corp.                                            523,400
     2,000     Dover Corp.                                               72,760
    41,000     General Electric Co.                                   1,420,650
    12,000     Pentair, Inc.                                            513,720
    22,000     Tyco International Ltd.                                  642,400
                                                                      ---------
                                                                      3,462,130

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2005

                                GROWTH PORTFOLIO

                                                       PERCENT OF
    SHARES              COMMON STOCK - 98.31%          NET ASSETS    FAIR VALUE
    ------              ---------------------          ----------    ----------

               MEDICAL SUPPLIES/SERVICES                  8.31%
               -------------------------
    12,000     Biomet, Inc.                                            $415,680
     6,000     Cooper Companies, Inc.                                   365,160
    25,000     Dentsply, Inc.                                         1,350,000
    14,000     Medtronic, Inc.                                          725,060
    24,000     Quest Diagnostics, Inc.                                1,278,480
    21,000     Stryker Corporation                                      998,760
                                                                      ---------
                                                                      5,133,140

               METALS/MINING                              3.30%
               -------------
     6,000     Alcoa, Inc.                                              156,780
     3,000     Freeport McMoran Copper & Gold, Inc.                     112,320
    34,000     Peabody Energy Corp.                                   1,769,360
                                                                      ---------
                                                                      2,038,460

               MULTIMEDIA                                 0.92%
               ----------
    34,000     Time Warner, Inc. *                                      568,140

               OIL                                        8.30%
               ----
     5,000     Anadarko Petroleum Corp.                                 410,750
    14,000     Apache Corporation                                       904,400
    20,000     ConocoPhillips                                         1,149,800
    16,000     Exxon Mobil Corp.                                        919,520
    14,000     Halliburton Co.                                          669,480
    14,000     Occidental Petroleum Corp.                             1,077,020
                                                                      ---------
                                                                      5,130,970

               PHARMACEUTICAL/MEDICAL                     5.82%
               ----------------------
    15,000     Barr Pharmaceuticals, Inc. *                             731,100
     8,000     Genentech, Inc.*                                         642,240
    16,000     Medco Health Solutions, Inc.*                            853,760
    18,000     Omnicare, Inc.                                           763,740
    22,000     Pfizer, Inc.                                             606,760
                                                                      ---------
                                                                      3,597,600

               PRECISION INSTRUMENT                       1.14%
               --------------------
    19,000     Waters Corp.*                                            706,230

               RECREATIONAL VEHICLE                       0.32%
               --------------------
     4,000     Harley-Davidson, Inc.                                    198,400

               RESIDENTIAL CONSTRUCTION                   0.82%
               ------------------------
     8,000     Lennar Corp.                                             507,600

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2005

                                GROWTH PORTFOLIO

                                                       PERCENT OF
    SHARES              COMMON STOCK - 98.31%          NET ASSETS    FAIR VALUE
    ------              ---------------------          ----------    ----------

               RESTAURANT/FOOD SERVICE                    1.69%
               -----------------------
    16,000     Applebee's International, Inc.                          $423,840
    12,000     Starbucks Corp. *                                        619,920
                                                                      ---------
                                                                      1,043,760

               RETAIL STORE                               9.13%
               ------------
     8,000     Autozone, Inc.*                                          739,680
    15,000     Best Buy Company, Inc.                                 1,028,250
    50,000     CVS Corp.                                              1,453,500
    15,000     Lowe's Companies, Inc.                                   873,300
    37,000     Staples, Inc.                                            788,840
     6,000     Walgreen Co.                                             275,940
    10,000     Wal-Mart Stores, Inc.                                    482,000
                                                                      ---------
                                                                      5,641,510

               SCHOOLS                                    0.51%
               -------
     4,000     Apollo Group, Inc.*                                      312,880

               SEMICONDUCTORS                             4.91%
               --------------
    55,000     Flextronics International Ltd.*                          726,550
    27,000     Intel Corp.                                              703,620
    11,000     Linear Technology Corp.                                  403,590
    17,000     QLogic Corp.*                                            524,790
    14,000     Texas Instruments, Inc.                                  392,980
    11,000     Xilinx, Inc.                                             280,500
                                                                      ---------
                                                                      3,032,030

               TELECOMMUNICATIONS                         1.46%
               ------------------
    28,000     Nextel Communications, Inc.*                             904,680

               TOOLS                                      2.33%
               -----
    16,000     Black & Decker Corp.                                   1,437,600

               TRANSPORTATION                             3.52%
               --------------
    12,000     Fedex Corp.                                              972,120
    21,000     Southwest Airlines, Inc.                                 292,530
    14,000     Union Pacific Corp.                                      907,200
                                                                      ---------
                                                                      2,171,850

               WEB PORTALS/ISP                            0.79%
               ---------------
    14,000     Yahoo, Inc. *                                            485,100

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2005

                                GROWTH PORTFOLIO

 PRINCIPAL                                             PERCENT OF
    AMOUNT       U.S. GOVERNMENT SECURITIES - 1.60%    NET ASSETS    FAIR VALUE
    ------       ----------------------------------    ----------    ----------

$1,000,000     US Treasury Bill due 10/20/05              1.60%        $990,626


    SHARES            OTHER SECURITIES - 0.88%
    ------            ------------------------
   543,665     Federated U.S. Treasury Cash Reserves      0.88%         543,665
                                                                        -------


               Total investments in securities
                 (cost $50,647,439)                     100.79%     $62,276,971
               Other assets, less liabilities            (0.79%)       (486,166)
                                                        -------     -----------
               NET ASSETS                               100.00%     $61,790,805
                                                        =======     ===========

*Indicates nonincome-producing security

                               STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2005

                         GOVERNMENT SECURITIES PORTFOLIO

  Principal                                                                         Percent of
  Amount                                                               Net Assets   Fair Value
  ------                                                               ----------   ----------

               Government Agency Bonds                                   43.82%
               -----------------------
 $1,000,000    Federal Farm Credit Bank  2.50%  due  3/15/06                          $991,488
  1,000,000    Federal Home Loan Bank 3.25% due 8/15/05                                999,680
  3,500,000    Federal Home Loan Bank 5.375% due 5/15/06                             3,548,051
  1,500,000    Federal Home Loan Bank  6.09%  due 6/02/06                            1,531,219
  2,000,000    Federal Home Loan Bank  3.625%  due 11/14/08                          1,981,628
    165,000    Federal Home Loan Bank 2.125% due 11/15/05                              164,179
  3,000,000    Federal Home Loan Bank 4.875% due 5/15/07                             3,054,093
  2,000,000    Federal Home Loan Bank  4.50%  due 8/14/09                            2,036,324
  1,000,000    Federal Home Loan Mtg.  2.85%  due 2/23/07                              982,935
  1,000,000    Federal Home Loan Mtg.  5.81% due 4/04/08                             1,050,058
  3,000,000    Federal National Mtg. Assn 2.35% due 7/28/06                          2,955,036
  3,000,000    Federal National Mtg. Assn 3.25%  due 11/15/07                        2,960,136
                                                                                    ----------
                                                                                    22,254,827

               Mortgage Backed Securities                                36.11%
               --------------------------
    429,013    Federal Home Loan Mtg. Pool 6.00%  due 3/01/17                          443,754
    732,189    Federal Home Loan Mtg. Pool 5.50%  due 11/01/16                         752,151
    625,843    Federal Home Loan Mtg. Pool 5.50%  due 9/01/17                          642,755
  1,433,914    Federal Home Loan Mtg. Pool 5.00%  due 2/01/18                        1,452,079
  4,968,642    Federal Home Loan Mtg. Pool 4.00%  due 5/01/19                        4,862,095
    750,076    Federal Home Loan Mtg. Pool 5.00%  due 10/01/12                         760,050
    105,300    Federal National Mtg. Assn. Pool 5.50%  due 3/01/17                     108,202
    458,595    Federal National Mtg. Assn. Pool 6.00%  due 6/01/16                     474,547
    983,975    Federal National Mtg. Assn. Pool 4.50%  due 5/15/15                     991,621
    439,543    Federal National Mtg. Assn. Pool 6.00%  due 12/01/16                    454,742
  1,306,637    Government National Mtg. Assn. Pool 4.00%  due 8/20/32                1,315,546
  2,292,399    Government National Mtg. Assn. Pool 5.00%  due 11/15/33               2,314,168
    937,352    Government National Mtg. Assn. Pool 3.50% due 8/20/34                   925,299
  2,834,343    Government National Mtg. Assn. Pool 4.50% due 5/15/18                 2,843,898
                                                                                     ---------
                                                                                    18,340,907

               Treasury Notes/Bonds                                      13.89%
               --------------------
  1,000,000    US Treasury Note  3.125%  due 10/15/08                                  982,539
  2,000,000    US Treasury Note  4.875%  due 2/15/12                                 2,124,062
  3,000,000    US Treasury Note  3.375%  due 9/15/09                                 2,959,806
  1,000,000    US Treasury Note  2.50%  due 10/31/06                                   985,781
                                                                                     ---------
                                                                                     7,052,188

               Corporate Bonds                                            4.90%
               ---------------
  1,500,000    Caterpillar 4.50% due 6/15/09                                         1,513,754
  1,000,000    Glaxosmithkline 2.375% due 4/16/07                                      973,380
                                                                                     ---------
                                                                                     2,487,134

     Shares    Other Securities                                           1.03%
     ------    ----------------
    521,854    Federated U.S. Treasury Cash Reserves                                   521,854
                                                                                       -------

               Total investments in securities (cost $50,635,642)        99.75%    $50,656,910
               Other assets, less liabilities                             0.25%        127,025
                                                                        -------    -----------
               TOTAL NET ASSETS                                         100.00%    $50,783,935
                                                                        =======    ===========

                               STRATUS FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2005

                                                                                                 Government
                                                                                Growth           Securities
                                                                               Portfolio          Portfolio
                                                                            ----------------   ----------------
Assets:
           Investments in securities at fair value
              (cost $50,647,439 and $50,635,642)                                $62,276,971        $50,656,910
           Accrued interest and dividends receivable                                 54,674            336,915
           Receivable for securities sold                                           109,975                  -
                                                                               ------------        -----------
              Total assets                                                      $62,441,620        $50,993,825
                                                                               ============        ===========
Liabilities:
           Accrued expenses, including investment management
              and distribution expense payable to adviser,
              administrator and distributor (note 4)                                 57,985             36,263
           Payable to custodian (note 4)                                            121,313             54,640
           Payable for securities purchased                                         287,800                  -
           Commissions payable for fund shares sold                                       2                  -
           Payable to shareholders-terminated agreements (note 4)                   183,715            118,987
                                                                                   --------           --------
              Total liabilities                                                     650,815            209,890
                                                                                   --------           --------

Net assets applicable to outstanding capital stock                              $61,790,805        $50,783,935
                                                                               ============       ============
Net assets are represented by:
           Capital stock, authorized 20 million and 10 million shares;
              outstanding, at $.001 par (note 6)                                     $4,009             $5,142
           Additional paid-in capital                                            54,774,498         50,940,901
           Accumulated undistributed net investment income                           37,020             25,035
           Accumulated net realized loss on investments                          (4,654,254)          (208,411)
           Unrealized appreciation (note 5)                                      11,629,532             21,268
                                                                               ------------        -----------
              Total net assets applicable to shares outstanding                $61,790,805         $50,783,935
                                                                               ============        ===========
Shares outstanding and net asset value per share:
           Institutional shares of Capital Stock outstanding                      3,964,330          5,136,988
           Net Asset Value and offering price per share - Institutional shares       $15.41              $9.88
                                                                                    =======             ======

           Retail shares of Capital Stock outstanding                                45,037              4,713
           Net Asset Value per share - Retail shares                                 $15.21              $9.88
           Maximum sales charge (note 4)                                               0.72               0.31
                                                                                    -------             ------
           Maximum offering price to public                                          $15.93             $10.19
                                                                                    =======             ======


           See accompanying notes to financial statements


                              STRATUS FUND, INC.
                            STATEMENT OF OPERATIONS
                           Year Ended June 30, 2005



                                                                                             Government
                                                                             Growth          Securities
                                                                             Portfolio        Portfolio
                                                                           -------------   ---------------
Investment income:
           Dividends                                                           $710,562           $29,787
           Interest                                                               5,995         2,000,368
                                                                              ---------        ----------
              Total investment income                                          $716,557        $2,030,155
                                                                              =========       ===========
Expenses:
           Investment advisory fees                                            $446,374          $258,701
           Administration fees                                                  148,791           129,350
           Accounting                                                            16,965            15,436
           Securities pricing                                                     4,994             5,991
           Other operating expenses                                              60,472            52,403
                                                                               --------        ----------
              Total expenses                                                    677,596           461,881
                                                                               --------        ----------
              Net investment income                                            $ 38,961        $1,568,274
                                                                               ========        ==========
Realized and unrealized gain (loss) on investments (note 5):
           Net realized gain (loss)                                          $3,636,246           ($1,898)
           Net unrealized appreciation
              Beginning of period                                            10,773,886           135,001
              End of period                                                  11,629,532            21,268
                                                                            -----------        ----------
                  Net unrealized appreciation (depreciation)                    855,646          (113,733)
                                                                            -----------        ----------
                  Net realized and unrealized gain (loss) on investments      4,491,892          (115,631)
                                                                            -----------        ----------

Net increase in net assets resulting from operations                         $4,530,853        $1,452,643
                                                                            ===========        ==========


           See accompanying notes to financial statements



                               STRATUS FUND, INC.
                   STATEMENT OF CHANGES IN NET ASSETS For the years ended June 30, 2005 and June 30, 2004



                                                                                                     Government
                                                                  Growth Portfolio              Securities Portfolio
                                                            ------------------------------  -------------------------------

                                                              Year Ended       Year Ended      Year Ended       Year Ended
                                                             June 30, 2005   June 30, 2004   June 30, 2005    June 30, 2004
                                                            ---------------- -------------  ---------------  --------------
Operations:
        Net investment income (loss)                                $38,961      ($75,394)      $1,568,274    $ 1,787,218
        Net realized gain (loss) on investments                   3,636,246     3,094,574           (1,898)       (50,134)
        Unrealized appreciation (depreciation)                      855,646     7,133,187         (113,733)    (1,751,999)
                                                            ---------------- -------------  ---------------  ------------
            Net increase (decrease) in net assets
            resulting from operations                             4,530,853    10,152,367        1,452,643        (14,915)

Distributions to shareholders from:
        Net investment income
           Institutional Class                                        1,918         2,422        1,584,738      1,789,043
           Retail Class                                                  23            38            1,525          3,705
                                                                    -------        ------       ----------    -----------
                                                                      1,941         2,460        1,586,263      1,792,748
                                                                    -------        ------       ----------    -----------
        Total distribution                                            1,941         2,460        1,586,263      1,792,748
                                                                    -------        ------       ----------    -----------
Capital share transactions (note 6):
        Proceeds from sales                                       8,300,443     7,920,234        8,929,530     17,463,446
        Payment for redemptions                                  (8,818,823)   (8,192,951)     (11,664,080)   (23,549,781)
        Reinvestment of net investment income                         1,417         1,829        1,085,479      1,215,237
                                                                 ----------    ----------      -----------   ------------
              Total decrease from capital share transactions       (516,963)     (270,888)      (1,649,071)    (4,871,098)
                                                                 ----------    ----------      -----------   ------------
              Total increase (decrease) in net assets             4,011,949     9,879,019       (1,782,691)    (6,678,761)

Net Assets:
        Beginning of period                                      57,778,856    47,899,837       52,566,626     59,245,387
                                                                -----------   -----------      -----------   ------------
        End of period                                           $61,790,805   $57,778,856      $50,783,935    $52,566,626
                                                              =============  ============      ===========   ============

Undistributed net investment income:                            $    37,020   $         -      $    25,035    $    27,028
                                                              =============  ============      ===========   ============


        See accompanying notes to financial statements


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 2005, 2004, 2003, 2002, and 2001


                                     Growth Portfolio - Institutional Class
-------------------------------------------------------------------------------------------------------------------------

                                                           2005           2004          2003         2002         2001
                                                       -------------  ------------  ------------ -----------  -----------
Net asset value:
         Beginning of period                                 $14.29        $11.78        $12.27      $14.05       $17.99
         Income from investment options
           Net investment income (loss)                        0.01         (0.02)         0.00        0.00         0.01
           Net realized and unrealized gain (loss)
           on investment operations                            1.11          2.53         (0.49)      (1.77)       (2.20)
                                                              -----         -----         ------      ------       ------
         Total income (loss) from investment operations        1.12          2.51         (0.49)      (1.77)       (2.19)
                                                              -----         -----         ------      ------       ------

         Less distributions
         Dividends from net investment income                  0.00  (a)     0.00  (a)     0.00        0.00        (0.01)

         Distribution from capital gains                       0.00          0.00          0.00        0.00        (1.74)

         Tax return of capital                                 0.00          0.00          0.00       (0.01)        0.00
                                                              -----         -----         -----       ------       ------
           Total distributions                                 0.00          0.00          0.00       (0.01)       (1.75)
                                                              -----         -----         -----       ------       ------

         End of period                                       $15.41        $14.29        $11.78      $12.27       $14.05

Total return:                                                 7.84%         21.31%        (3.99%)    (12.63%)     (12.76%)

Ratios/Supplemental data:
         Net assets, end of period                      $61,105,824   $56,946,741   $47,152,162 $50,848,523  $59,406,608
         Ratio of expenses to average net assets              1.14%         1.17%         1.09%       1.10%        1.10%
         Ratio of net investment income (loss) to
          average net assets                                  0.07%        (0.14%)        0.01%      (0.01%)       0.04%
         Portfolio turnover rate                             53.01%        50.68%       113.06%      92.57%      153.17%


         Ratios calculated on average shares outstanding

         (a) Distributions represent less than 1/2 of 1(cent)


         See accompanying notes to financial statements


                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 2005, 2004, 2003, 2002, and 2001

                                       Growth Portfolio - Retail Class
------------------------------------------------------------------------------------------------------------------------

                                                          2005          2004         2003          2002         2001
                                                      -------------  -----------  -----------   -----------  -----------
Net asset value:
         Beginning of period                                $14.09       $11.59       $12.12        $13.93       $17.93
         Income from investment options
           Net investment income (loss)                       0.01        (0.03)       (0.03)        (0.04)       (0.04)
           Net realized and unrealized gain (loss)
            on investment operations                          1.11         2.53        (0.50)        (1.76)       (2.20)
                                                             -----        -----        ------        ------       ------
         Total income (loss) from investment operations       1.12         2.50        (0.53)        (1.80)       (2.24)
                                                             -----        -----        ------        -------      ------

         Less distributions
         Dividends from net investment income                 0.00  (b)    0.00  (b)    0.00          0.00         0.00

         Distribution from capital gains                      0.00         0.00         0.00          0.00        (1.76)

         Tax return of capital                                0.00         0.00         0.00         (0.01)        0.00
                                                             -----        -----        -----         -------      ------
           Total distributions                                0.00         0.00         0.00         (0.01)       (1.76)
                                                             -----        -----        -----         ------       ------

         End of period                                      $15.21  (a)  $14.09  (a)  $11.59  (a)   $12.12  (a)  $13.93  (a)

Total return:                                                7.95%  (a)  21.58%  (a)  (4.37%) (a)  (13.02%) (a) (13.10%) (a)

Ratios/Supplemental data:
         Net assets, end of period                        $684,981     $832,115     $747,675      $954,146   $1,259,412
         Ratio of expenses to average net assets             1.14%        1.29%        1.39%         1.40%        1.40%
         Ratio of net investment income (loss) to
          average net assets                                 0.07%       (0.27%)      (0.29%)       (0.31%)      (0.26%)
         Portfolio turnover rate                            53.01%       50.68%      113.06%        92.57%      153.17%


         Ratios calculated on average shares outstanding

         (a) Excludes maximum sales load of 4.5%
         (b) Distributions represent less than 1/2 of 1(cent)


         See accompanying notes to financial statements

                                      16

                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 2005, 2004, 2003, 2002, and 2001




                                 Government Securities Portfolio - Institutional Class
------------------------------------------------------------------------------------------------------------------------



                                                           2005          2004          2003         2002         2001
                                                       ------------  ------------  ------------ -----------  -----------
Net asset value:
         Beginning of period                                 $9.90        $10.23        $10.13       $9.95        $9.64
         Income from investment options
           Net investment income                              0.30          0.32          0.39        0.47         0.52
           Net realized and unrealized gain (loss)
            on investment operations                         (0.02)        (0.33)         0.10        0.17         0.30
                                                             ------        ------        -----       -----         ----
         Total income (loss) from investment operations       0.28          (0.01)        0.49        0.64         0.82
                                                             ------       -------        -----       -----         ----

         Less distributions
         Dividends from net investment income                (0.30)        (0.32)        (0.39)      (0.46)       (0.51)
                                                             -------       -------       ------      -------      ------
           Total distributions                               (0.30)        (0.32)        (0.39)      (0.46)       (0.51)
                                                             ------        ------        ------      -------      ------

         End of period                                       $9.88         $9.90        $10.23      $10.13        $9.95

Total return:                                                2.91%        (0.04%)        4.90%       6.59%        8.74%

Ratios/Supplemental data:
         Net assets, end of period                     $50,737,390   $52,508,132   $58,985,045 $44,741,225  $36,158,350
         Ratio of expenses to average net assets             0.89%         0.91%         0.83%       0.85%        0.86%
         Ratio of net investment income to average
          net assets                                         3.03%         3.21%         3.82%       4.64%        5.26%
         Portfolio turnover rate                             8.03%        38.96%        21.68%      36.61%      109.69%


         Ratios calculated on average shares outstanding



         See accompanying notes to financial statements



                               STRATUS FUND, INC.
                              FINANCIAL HIGHLIGHTS
              Years Ended June 30, 2005, 2004, 2003, 2002, and 2001




                       Government Securities Portfolio - Retail Class
-------------------------------------------------------------------------------------------------------------------------

                                                            2005          2004         2003         2002         2001
                                                        -------------  -----------  -----------  -----------  -----------
Net asset value:
         Beginning of period                                   $9.90       $10.23       $10.13        $9.95        $9.64
         Income from investment options
           Net investment income                                0.30         0.30         0.36         0.44         0.48
           Net realized and unrealized gain (loss)
             on investment operations                          (0.02)       (0.35)        0.09         0.17         0.31
                                                               ------       ------       -----        -----         ----
         Total income (loss) from investment operations         0.28        (0.05)        0.45         0.61         0.79
                                                               ------       ------       -----        -----         ----

         Less distribution
         Dividends from net investment income                  (0.30)       (0.28)       (0.35)       (0.43)       (0.48)
                                                               ------       ------       ------       ------       ------
           Total distributions                                 (0.30)       (0.28)       (0.35)       (0.43)       (0.48)
                                                               ------       ------       ------       ------       ------

         End of period                                         $9.88  (a)   $9.90  (a)  $10.23  (a)  $10.13  (a)   $9.95  (a)

Total return:                                                  2.94%  (a)  (0.26%) (a)   4.56%  (a)   6.28%  (a)   8.45%  (a)

Ratios/Supplemental data:
         Net assets, end of period                           $46,545      $58,494     $260,342     $171,283     $155,063
         Ratio of expenses to average net assets               0.89%        1.15%        1.13%        1.15%        1.16%
         Ratio of net investment income to average net assets  3.03%        2.97%        3.52%        4.34%        4.96%
         Portfolio turnover rate                               8.03%       38.96%       21.68%       36.61%      109.69%


         Ratios calculated on average shares outstanding

         (a) Excludes maximum sales load of 3.0%


         See accompanying notes to financial statements


                               STRATUS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 2005

1.    Organization
      Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2005, the following series are presently authorized and have shares outstanding:

         Growth Portfolio                    Government Securities Portfolio

      Both the Growth Portfolio and the Government Securities Portfolio (collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.    Summary of Significant Accounting Policies
      The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios' financial statements.

      Use of Estimates: In preparing its Portfolios' financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

      Valuation of Investments
      Investment securities are carried at fair value determined using the following valuation methods:

      o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

      o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

      o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (Continued)
      All securities are valued at the close of each business day.

      The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2005, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

      The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received. The Portfolios did not enter into any short sale transactions for the year ended June 30, 2005.

      Security Transactions and Investment Income
      Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method. Realized investment gains and losses are determined by specifically identifying the issue sold.

      Expenses
      With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

      Federal Income Taxes
      It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (Continued) calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

      Distribution to Shareholders
      Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities Portfolio declares dividends monthly and the Growth Portfolio declares dividends semi-annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

3.    Federal Income Tax Information
      Distributions paid during the years ended June 30, 2005 and 2004, totaled $1,941 and $2,460 for the Growth Portfolio, respectively, and $1,586,263 and $1,792,748 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

      As of June 30, 2005, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

                                               Growth      Government Securities
                                               ------      ---------------------
      Federal tax cost of investments       $50,103,774         $50,113,788
                                            ============         ===========

      Unrealized appreciation               $13,268,124         $   331,888
      Unrealized depreciation                (1,638,592)           (310,620)
                                            ------------        ------------
      Net unrealized appreciation           $11,629,532         $    21,268
                                            ============        ============

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.    Federal Income Tax Information (continued)
      As of June 30, 2005 the components of distributable earnings on a tax basis were as follows:
                                             Growth        Government Securities
                                             ------        ---------------------
      Net unrealized appreciation          $11,629,532          $  21,268
                                           ===========          ==========
      Undistributed ordinary income        $    37,020          $  25,035
                                           ===========          ==========
      Accumulated capital losses           $(4,654,254)         $(198,756)
                                           ============         ==========

      The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes for the Government Securities Portfolio is attributable to the deferral of capital losses occurring subsequent to October 31, 2004 of $9,655 for tax purposes. For tax purposes, such losses will be realized in the year ending June 30, 2005. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Growth Portfolio had unused capital loss carryforwards of $4,654,254, available for federal income tax purposes at June 30, 2005, which expire in 2011. The Government Securities Portfolio had unused capital loss carryforwards of $198,756, available for federal income tax purposes, at June 30, 2005, which expire as follows: $992 in 2006, $42,576 in 2008, $55,501 in 2011, $75,380 in 2012, and $24,307 in 2013.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statements and income tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

4.    Fees, Expenses and Related Party Transactions
      Investment Advisory Services
      The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for the Fund's assets.

      Under the investment advisory agreement the Adviser is to receive fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

                  Portfolio                          Annual Fee Rate
                  --------------------------         ---------------
                  Growth                                  .75%
                  Government Securities                   .50%

                               STRATUS FUND, INC.
                          Notes to Financial Statements

4.    Fees, Expenses and Related Party Transactions (Continued)
      Prior Advisory Agreement
      At a meeting held on September 15, 2003, the Fund's Board of Directors determined that the investment advisory agreements between the Fund and the Adviser for the Growth Portfolio and the Government Securities Portfolio dated October 30, 1992 and August 1, 1993, had terminated by their own terms. Those investment advisory agreements terminated because a majority of the Fund's independent directors were not present at the Board of Directors meeting held on July 20, 2001, at which the renewal of the agreements was approved, as required by the Investment Company Act. At its meeting on September 15, 2003, the Board of Directors approved a new investment advisory agreement with the Adviser for the Growth Portfolio and the Government Securities Portfolio having the same terms as the prior advisory agreements. The Board of Directors further recommended that the shareholders of the Fund approve the new investment advisory agreement at a special shareholders meeting, as required by the Investment Company Act. The new advisory agreement was approved by shareholders at a meeting held on February 26, 2004.

      Because of the inadvertent failure by the Board of Directors to properly approve continuation of the original advisory agreements, the Fund did not have valid advisory agreements for the Growth Portfolio and the Government Securities Portfolio for the period from August 1, 2001 through February 29, 2004. The staff of the Securities and Exchange Commission has interpreted Section 15 of the Investment Company Act of 1940 to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated than an adviser may be paid that amount only if the payment is approved by shareholders.

      In accordance with those interpretations, the Fund, the Adviser, Nelnet Capital, LLC, the Fund's principal underwriter, and Cornhusker Bank in its capacity as escrow agent entered into an Escrow Agreement dated December 20, 2004. Pursuant to the Escrow Agreement, the Adviser delivered to the Escrow Agent the sum of $1,641,976 representing all of the advisory fees paid by the Fund to the Adviser during the period from August 1, 2001 through February 29, 2004. Nelnet Capital, LLC delivered to the Escrow Agent the sum of $6,900 representing all of the distribution fees paid by the Fund after the inadvertent termination of the Fund's distribution plan, described below.

      Under the terms of the Escrow Agreement, the Adviser, in consultation with the Fund, determined that its costs of providing advisory services during the period from August 1, 2001 through February 29, 2004, were lower than the fees paid, and the difference in the amount of $295,802 was released from escrow and paid to the

                               STRATUS FUND, INC.
                          Notes to Financial Statements

4.    Fees, Expenses and Related Party Transactions (Continued)
      Fund on January 26, 2005 for distribution to shareholders. The Fund held a special meeting of the shareholders of the Portfolios on May 12, 2005 to consider a proposal to permit the Advisor to receive payment of the costs incurred in providing investment advisory services. The proposal was approved by shareholders, and the amount of $1,346,174 was released from escrow and was paid to the Adviser on May 13, 2005. The $6,900 representing the distribution fees was also released from escrow and paid to the Portfolios on January 26, 2005. As of June 30, 2005, all funds have been released from the escrow. The Portfolios have received a total of $302,702 from the escrow. The Portfolios will reimburse shareholders that held shares for all or any part of the period from August 1, 2001 through February 29, 2004. The Portfolios have recorded the funds received from the escrow as assets of the Portfolios and have recorded corresponding liabilities to shareholders as of January 26, 2005. These amounts remain as assets and liabilities of the Portfolios as of June 30, 2005.

      Administrative Services; Transfer Agent; Custodian
      The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund's assets. The Portfolios have recorded amounts payable to the custodian reflecting overnight overdrafts.

      Distribution Services
      The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Adviser and Union Bank & Trust Company, to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

      Pursuant to a shareholder approved distribution plan under Rule 12b-1, Retail Class A shares of each portfolio compensated the distributor for distribution of the Portfolio's Retail shares, in an amount not to exceed .50% per annum of the average daily net assets of the Portfolio's Retail shares. At its meeting held on September 15, 2003, the Board of Directors determined that the distribution plan had terminated by its own terms because a majority of the Fund's independent directors were not present at the Board of Directors meeting held on July 20, 2001, at which the continuation of the distribution plan was approved, as required by Rule 12b-1. A new distribution plan was approved by the Board of Directors and submitted to

                               STRATUS FUND, INC.
                          Notes to Financial Statements

4.    Fees, Expenses and Related Party Transactions (Continued)
      Retail Class A shareholders for approval. However, the new distribution plan was not approved at the shareholders meeting held on February 26, 2004. The distribution payments made to the Distributor pursuant to Rule 12b-1 during the period from July, 2001 through August, 2004 were paid into the escrow fund described above under "Prior Advisory Agreement."

      Fees
      Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $705,075 and $278,141 for such services.

      At June 30, 2005, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

                                          Payable to      Payable to
                                            Adviser      Administrator    Total
                                            -------      -------------    -----
      Growth Portfolio                      $38,468        $ 12,823      $51,291
      Government Securities Portfolio        20,900          10,450       31,350

      Brokerage Services
      In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used Nelnet Capital, LLC, a related party, to effect security trades on their behalf. The Portfolios collectively paid $28,660 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

      Ownership of Fund Shares by Management
      At June 30, 2005, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                              Shares      Value
                                                              ------      -----
         Growth Portfolio Institutional Class                  35,025   $539,730
         Growth Portfolio Retail Class                            849     12,906
         Government Securities Portfolio Institutional Class    7,938     78,431
         Government Securities Portfolio Retail Class               -          -

      At June 30, 2005, UBATCO & Co. held, in nominee name, the following in each Portfolio:

                                                            Shares       Value
                                                            ------       -----
      Growth Portfolio Institutional Class                 3,951,890 $60,898,630
      Growth Portfolio Retail Class                           31,605     480,714
      Government Securities Portfolio Institutional Class  5,128,209  50,666,709
      Government Securities Portfolio Retail Class             3,137      30,990


5.    Securities Transactions
      Purchases of securities and proceeds from sales were as follows for each
      Portfolio:

                                                                    Proceeds
                                       Purchases       Proceeds     From Calls
                                       Of Securities   From Sales   & Maturities
                                       -------------   ----------   ------------

      Growth Portfolio                 $32,188,069    $30,294,730    $         -
      Government Securities Portfolio   19,163,144      3,989,898     13,000,000

      At June 30, 2005, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                        Aggregate Gross
                                                          Unrealized
                                                          ----------
                                               Appreciation         Depreciation
                                               ------------         ------------
       Growth Portfolio                         $13,268,124          $ 1,638,592
       Government Securities Portfolio              331,888              310,620


6.    Capital Share Transactions
      The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

      Transactions in the capital stock of each Portfolio for the year ended June 30, 2005 were as follows:
                                                 Growth               Growth
                                                Portfolio            Portfolio
                                          Institutional Shares     Retail Shares
                                          --------------------     -------------
           Transactions in shares:
              Shares sold                        558,802                 1,046
              Shares redeemed                   (579,485)              (15,085)
              Reinvested dividends                    91                     2
                                                ---------              --------
              Net decrease                       (20,592)              (14,307)
                                                =========              ========

              Transactions in dollars:
              Dollars sold                    $8,285,265              $ 15,178
              Dollars redeemed                (8,605,983)             (212,840)
                 Reinvested dividends              1,395                    22
                                             ------------            ----------
                 Net decrease                 $ (319,323)            $(197,640)
                                             ============            ==========


                                                                    Government
                                               Government           Securities
                                         Securities Portfolio        Portfolio
                                          Institutional Shares     Retail Shares
                                          --------------------     -------------
           Transactions in shares:
              Shares sold                        899,465                    48
              Shares redeemed                 (1,173,144)               (1,373)
              Reinvested dividends               109,322                   132
                                              -----------               -------
              Net decrease                      (164,357)               (1,193)
                                              ===========               =======

           Transactions in dollars:
              Dollars sold                   $ 8,929,050              $    480
              Dollars redeemed               (11,650,378)              (13,702)
                 Reinvested dividends          1,084,174                 1,305
                                             ------------             ---------
              Net decrease                   $(1,637,154)             $(11,917)
                                             ============             =========

                               STRATUS FUND, INC.
                          Notes to Financial Statements

6.    Capital Share Transactions (Continued)
      Transactions in the capital stock of each Portfolio for the year ended June 30, 2004 were as follows:

                                                Growth                Growth
                                               Portfolio             Portfolio
                                         Institutional Shares      Retail Shares
                                         --------------------      -------------
           Transactions in shares:
              Shares sold                       588,990                  4,799
              Shares redeemed                  (608,266)               (10,232)
              Reinvested dividends                  129                      3
                                              ----------             ----------
              Net decrease                      (19,147)                (5,430)
                                              ==========              =========

              Transactions in dollars:
              Dollars sold                  $ 7,856,702              $  63,532
              Dollars redeemed               (8,055,989)              (136,962)
                 Reinvested dividends             1,791                     38
                                            ------------            -----------
                 Net decrease               $  (197,496)             $ (73,392)
                                            ============            ===========


                                                                    Government
                                               Government           Securities
                                         Securities Portfolio        Portfolio
                                          Institutional Shares     Retail Shares
                                          --------------------     -------------
           Transactions in shares:
              Shares sold                     1,727,974                    295
              Shares redeemed                (2,312,043)               (20,158)
              Reinvested dividends              120,481                    324
                                             -----------              ---------
              Net decrease                     (463,588)               (19,539)
                                             ===========              =========

           Transactions in dollars:
              Dollars sold                 $ 17,460,459              $   2,987
              Dollars redeemed              (23,345,618)               204,163)
                 Reinvested dividends         1,211,971                  3,266
                                          --------------             ----------
              Net decrease                 $ (4,673,188)             $(197,910)
                                          ==============             ==========